Prepayments and Other Current Assets	12 Months Ended
Dec. 31, 2022
Prepayments and Other Current Assets
Prepayments and Other Current Assets
6.	Prepayments and Other Current Assets

The following is a summary of prepayments and other current assets (in thousands):

	December 31,	December 31,
	2021	2022
	RMB	RMB
Guarantee payment made to Blizzard - royalty fees	319,210	634,909
Prepayment for royalties, revenue sharing cost	2,635,766	1,787,638
Receivable due from Alibaba	837,148	38,366
Interest and other operating income receivable	676,714	1,373,854
Prepayments of content and marketing cost and other operational expenses	826,220	725,183
Prepayment for sales tax and deductible value added tax	483,397	492,552
Bridge loans in connection with ongoing investments	41,835	43,313
Deposits	86,621	68,285
Employee advances	67,848	61,480
Advance to suppliers	134,712	105,903
Others	126,386	116,801
	6,235,857	5,448,284

As of December 31, 2021 and 2022, prepayments for royalties and revenue sharing cost mainly represented prepaid royalties or revenue sharing cost related to game distribution and operations of licensed games.

Balance of receivable from Alibaba represents receivable for disposal of Kaola which was expected to receive in one year.

The amount of employee advances listed above included staff housing loan balances of RMB29.2 million and RMB22.7 million repayable within 12 months from December 31, 2021 and 2022 respectively (see Note 12). No advances were made directly or indirectly to the Group’s executive officers for their personal benefit for the years ended December 31, 2021 and 2022.